Exhibit 10.2

AMENDMENT TO THIRD AMENDED AND RESTATED
LIQUIDITY PURCHASE AGREEMENT

(re: Mohawk Factoring, Inc.)

This Amendment to the Third Amended and Restated Liquidity Purchase Agreement (this "Amendment") is entered into as of July 30, 2007 among VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, individually as an Investor and as Agent, and pertains to the Third Amended and Restated Liquidity Purchase Agreement, amended and restated as of December 1, 2005 (the "Liquidity Agreement").  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Liquidity Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendment to the Liquidity Agreement.  The definition of "Facility Termination Date" is hereby amended and restated to read in its entirety as follows:

Facility Termination Date:  July 28, 2008, or such later date to which the Facility Termination Date may be extended, if extended, in the sole discretion of each Investor in accordance with the terms of Section 2.1(b).

                SECTION 2.  Liquidity Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Liquidity Agreement shall remain in full force and effect.  All references to the Liquidity Agreement shall be deemed to mean the Liquidity Agreement as modified hereby.  This Amendment shall not constitute a novation of the Liquidity Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Liquidity Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3.  Miscellaneous.

                                (a)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                (b)  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                                (c)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

                IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By:    /s/ Eero H. Maki

Name:     Eero H. Maki

Title:       Director

VARIABLE FUNDINC CAPITAL COMPANY LLC

By:          Wachovia Capital Markets, LLC,
                as Attorney-In-Fact

By:    /s/ Douglas R. Wilson Sr.

Name:     Douglas R. Wilson Sr.

Title:       Director

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